UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) ☑ Filed by the Registrant ☐ Filed by a party other than the Registrant CHECK THE APPROPRIATE BOX: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☑ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY): ☑ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V84975-P44753-Z91930 LAKELAND FINANCIAL CORPORATION 2026 Annual Meeting Vote by April 13, 2026 11:59 PM ET. For shares held in a Plan, vote by April 9, 2026 11:59 PM ET. LAKELAND FINANCIAL CORPORATION ATTN: KRISTIN PRUITT 202 EAST CENTER STREET P.O. BOX 1387 WARSAW, IN 46581 You invested in LAKELAND FINANCIAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 14, 2026. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 31, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* April 14, 2026 3:30 p.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/LKFN2026

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	ELECTION OF DIRECTORS.	
	Nominees:	
1a.	A. Faraz Abbasi	For
1b.	Blake W. Augsburger	For
1c.	Robert E. Bartels, Jr.	For
1d.	Darrianne P. Christian	For
1e.	Melinda J. Creighton Truex	For
1f.	David M. Findlay	For
1g.	Emily E. Pichon	For
1h.	Kristin L. Pruitt	For
1i.	Steven D. Ross	For
1j.	Brian J. Smith	For
1k.	Daniel B. Starr	For
1l.	Bradley J. Toothaker	For
1m.	M. Scott Welch	For
2.	APPROVAL, by non-binding vote, of the Company's compensation of certain executive officers.	For
3.	RATIFY THE APPOINTMENT OF CROWE LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.	For

NOTE: In accordance with their discretion upon all other matters that may properly come before said meeting and any adjournments or postponements of the meeting.

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V84976-P44753-Z91930